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                                                                    EXHIBIT 10.B


                                 NOVACARE, INC.
                             1016 WEST NINTH AVENUE
                            KING OF PRUSSIA, PA 19406


                                November 17, 1997


PNC Bank, National Association,
  as Agent
One PNC Plaza
249 Fifth Avenue
Pittsburgh, PA  15222-2707
Attn:  Marcie Knittel, Vice President

         RE:  Thirteenth Amendment to Credit Agreement (the "Thirteenth
              Amendment")

Dear Marcie:

         We refer to that certain Credit Agreement, dated as of May 27, 1994, as amended (the "Credit Agreement"), by and among NovaCare, Inc. ("NovaCare") and certain of its Subsidiaries, the Banks party thereto and PNC Bank, National Association, as agent for the Banks ("Agent"). Defined terms used herein, not otherwise defined herein, shall have the meanings given to them under the Credit Agreement as amended hereby.

         The Borrowers and Guarantors, the Banks and the Agent hereby desire to amend the Credit Agreement, as hereinafter provided.

         The parties hereto in consideration of their mutual covenants and agreements hereinafter set forth, and intending to be legally bound hereby, covenant and agree as follows:


                                    AGREEMENT

         1.       Amendment of Credit Agreement

         The parties hereto do hereby modify and amend the Credit Agreement as follows:

                  (a) Section 1.01 [Certain Definitions] is hereby amended by inserting between the definitions of "Multiple Employer Plan" and "Notes" the following new definition of "NESI Credit Facility", as follows:

                  "NESI Credit Facility" shall have the meaning assigned to that term in Section 8.02 (d)."
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                  (b) Section 1.01 [Certain Definitions] is hereby amended by deleting in its entirety the definition of "NovaCare Employee Services, Inc." and inserting in lieu thereof, the following:

                  "NovaCare Employee Services, Inc. shall mean collectively NovaCare Employee Services, Inc., a corporation organized and existing under the laws of the State of Delaware and all of its Subsidiaries (whether now existing or hereafter formed or acquired)."

                  (c) Section 1.01 [Certain Definitions] is hereby amended by deleting the period at the end of clause (xi)(3) of the definition of "Permitted Liens", inserting in lieu thereof a ";" and inserting immediately thereafter the following new clause (xii):

                  "(xii) For periods on or after the Spin-Off Consummation: (1) a pledge by NovaCare of the issued and outstanding capital stock of NovaCare Employee Services, Inc., a Delaware corporation, owned by NovaCare, such pledge to be in favor of the lenders under the NESI Credit Facility for so long as loans are outstanding or commitments are in effect under such facility, and (2) a pledge by NovaCare Employee Services, Inc., a Delaware corporation and its Subsidiaries of the issued and outstanding capital stock of the Subsidiaries of NovaCare Employee Services, Inc., a Delaware corporation, such pledge to be in favor of the lenders under the NESI Credit Facility for so long as loans are outstanding or commitments are in effect under such facility."

                  (d) Section 1.01 [Certain Definitions] is hereby amended by deleting in its entirety the definition of "Permitted Line of Business" and inserting in lieu thereof, the following:

                  "Permitted Line of Business shall mean, for any period through but not including the date of the Spin-Off Consummation, the business engaged in by NovaCare and its Subsidiaries as described in the Annual Report, SEC Form 10-K of NovaCare and its Subsidiaries, dated June 30, 1997 (the "Existing Business"), and for periods on and after the date of the Spin-Off Consummation, the Existing Business but expressly excluding and prohibiting the ownership or operation of Professional Employment Organizations, other than the continued ownership of by NovaCare of common stock of NovaCare Employee Services, Inc., a Delaware corporation, in accordance with Section 8.02(i)."

                  (e) Section 1.01 [Certain Definitions] is hereby amended by deleting in its entirety the definition of "Spin-Off" and inserting in lieu thereof, the following:

                  "Spin-Off shall mean that certain transaction pursuant to which the following shall have occurred: (i) NovaCare shall have either completed a spin-off of a percentage of its ownership interests in, or caused the issuance, through an initial public offering of stock, of additional shares of capital stock of NovaCare Employee Services, Inc., a Delaware corporation and as a result of such


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         transaction, NovaCare, after giving effect thereto, shall own at least
         65% of all of the issued and outstanding equity interests of NovaCare Employee Services, Inc., a Delaware corporation, and (ii) NovaCare Employee Services, Inc., a Delaware corporation shall repay all outstanding Indebtedness as of the Spin-Off Consummation, together with accrued interest thereon, of NovaCare Employee Services, Inc., a Delaware corporation to NovaCare."

                  (f) Section 8.02 (i) [Loans and Investments] is hereby amended by deleting the last sentence of clause (v) in its entirety and inserting in lieu thereof, the following:

                  "Notwithstanding anything contained in this Section 8.02(i) to the contrary, neither NovaCare nor any other Loan Party shall at any time on or after the Spin-Off Consummation make any loan or advance to, purchase, acquire or own any stock, bonds, notes or securities of, or any other investment or interest in, or make any capital contribution to, or agree, become or remain liable to do any of the foregoing with respect to NovaCare Employee Services, Inc., a Delaware corporation, other than the continued ownership of NovaCare's equity interest of common stock of NovaCare Employee Services, Inc., a Delaware corporation, as owned as of the Spin-Off Consummation.

         2.       Amendment to Schedules.

                  (a) Schedules. Schedule 1.01(e) [Excluded Entities] and
Schedule 6.01(c) [Subsidiaries] to the Agreement are hereby amended and restated in their entirety in the form of such Schedules attached hereto as Exhibit I and
Exhibit II, respectively.

         3.       Conditions of Effectiveness.

         The effectiveness of this Thirteenth Amendment is expressly conditioned upon (i) the Agent's receipt of counterparts of this Thirteenth Amendment duly executed by the Borrowers, the Guarantors, the Banks, and (ii) the consummation of the Spin-Off.

         This Thirteenth Amendment shall be dated as of and shall be effective as of the date and year first above written which shall be the date of satisfaction of all conditions precedent to effectiveness as set forth in this
Section 3.


         4.       Consent of All Banks; Release of Certain Collateral.

         Pursuant to Section 11.01(c) of the Credit Agreement, this Thirteenth Amendment shall require the written consent of all of the Banks. Pursuant to the Tenth Amendment to the Credit Agreement, among the Loan Parties, the Agent and the Banks, dated as of March 31, 1997, the Banks authorized the Agent to automatically release the pledge of the stock of NovaCare Employee Services, Inc., a Delaware corporation effective upon the Spin-Off Consummation. The Banks hereby authorize the Agent to automatically release the pledge of the stock of the Subsidiaries of NovaCare Employee Services, Inc., also effective upon the Spin-Off


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Consummation, in order that all such shares may be pledged to the lenders under the NESI Credit Facility.


         5.       Full Force and Effect.

         Except as expressly modified and amended by this Thirteenth Amendment, the Credit Agreement and the other Loan Documents are hereby ratified and confirmed and shall remain in full force and effect.


         6.       Costs, Expenses, Disbursements.

         The Borrowers hereby agree to reimburse the Agent and the Banks on demand for all costs, expenses and disbursements relating to this Thirteenth Amendment which are payable by the Borrowers as provided in Section 10.05 of the Credit Agreement.


         7.       Counterparts.

         This Thirteenth Amendment may be executed by different parties hereto in any number of separate counterparts, each of which, when so executed and delivered, shall be an original, and all of such counterparts shall together constitute one and the same instrument.


         8.       Governing Law.

         This Thirteenth Amendment shall be deemed to be a contract under the laws of the Commonwealth of Pennsylvania and for all purposes shall be governed by and construed and enforced in accordance with the internal laws of the Commonwealth of Pennsylvania without regard to its conflict of laws principles.


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                 [Signature Page 1 of 8 to Thirteenth Amendment]

         IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Amendment as of the day and year first above written.

                                    BORROWERS AND GUARANTORS:

ATTEST: NOVACARE, INC., a Delaware corporation, and each of the other BORROWERS listed on
                                    Schedule 6.01(c) of the Credit Agreement
                                    (which Schedule is attached hereto as
                                    Exhibit II) and each of the GUARANTORS
                                    listed on Schedule 6.01(c) of the Credit
                                    Agreement (which Schedule is attached hereto as Exhibit II), other than those listed below


By: /s/ Barry E. Smith              By:    /s/ Richard A. McDonald
    -----------------------                ----------------------------
                                    Name:  Richard A. McDonald
   [Seal]                           Title: the Vice President
                                    of each Borrower and Guarantor listed on
                                    Schedule 6.01(c) of the Credit Agreement
                                    (which Schedule is attached hereto as
                                    Exhibit II), other than those listed below,
                                    which is a corporation and of each general
                                    partner of each Borrower and Guarantor which
                                    is a partnership

                                    Address for Notices for each of the
                                    foregoing Borrowers and Guarantors:

                                    1016 West Ninth Avenue
                                    King of Prussia, PA  19406

                                    Telecopier No. (610) 992-3328
                                    Attention: Chief Financial Officer
                                    Telephone No. (610) 992-7200
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                 [Signature Page 2 of 8 to Thirteenth Amendment]


                                    AGENT:

                                    PNC BANK, NATIONAL ASSOCIATION, as Agent


                                    By:    /s/ Marcie D. Knittel
                                           -----------------------------
                                    Title: Vice President

                                    Address for Notices:

                                    One PNC Plaza
                                    249 Fifth Avenue
                                    Pittsburgh, PA  15222-2707

                                    Telecopier No. (412) 762-2784
                                    Attention: Regional Healthcare Group
                                    Telephone No. (412) 762-8343


                                    BANKS:

                                    PNC BANK, NATIONAL ASSOCIATION


                                    By:     /s/ Marcie D. Knittel
                                            ----------------------------
                                    Title:  Vice President

                                    Address for Notices:

                                    One PNC Plaza
                                    249 Fifth Avenue
                                    Pittsburgh, PA  15222-2707

                                    Telecopier No. (412) 762-2784
                                    Attention: Regional Healthcare Group
                                    Telephone No. (412) 762-8343
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                 [Signature Page 3 of 8 to Thirteenth Amendment]


                                    CORESTATES BANK, N.A.

                                    By: /s/ Jennifer W. Leibowitz
                                    -------------------------------------
                                    Name:  Jennifer W. Leibowitz
                                    Title: Vice President

                                    Address for Notices:

                                    1339 Chestnut Street
                                    P.O. Box 7618
                                    FC 1-8-3-22
                                    Philadelphia, PA 19101

                                    Telecopier No. (215) 973-2738
                                    Attention: Jennifer W. Leibowitz
                                               Assistant Vice President
                                    Telephone No. (215) 786-3972

                                    FIRST UNION NATIONAL BANK

                                    By: /s/ Joseph H. Towell
                                        ---------------------------------
                                    Name:  Joseph H. Towell
                                    Title: Senior Vice President

                                    Address for Notices:

                                    One First Union Center
                                    301 S. College Street
                                    Charlotte, NC  28288-0735

                                    Telecopier No. (704) 383-9144
                                    Attention: Terence Moore
                                               Assistant Vice President
                                    Telephone No. (704) 383-5212
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                 [Signature Page 4 of 8 to Thirteenth Amendment]


                                    FLEET NATIONAL BANK

                                    By:    /s/ Toby B. Shea
                                           ------------------------------
                                    Name:  Toby B. Shea
                                    Title: Assistant Vice President

                                    Address for Notices:

                                    Health Care and Institutions Group
                                    Fleet Center MA BOF 04A
                                    75 State Street
                                    Boston, MA  02109-1810

                                    Telecopier No. (617) 346-0610
                                    Attention: Maryann S. Smith
                                               Vice President
                                    Telephone No. (617) 346-1594

                                    MELLON BANK, N.A.

                                    By:    /s/ Colleen Cunnife
                                           ------------------------------
                                    Name:  Colleen Cunnife
                                    Title: Assistant Vice President

                                    Address for Notices:

                                    Healthcare Banking
                                    Plymouth Meeting/Exec. Campus
                                    610 W. Germantown Pike
                                    Suite 200/AIM #19E-0246
                                    Plymouth Meeting, PA  19462

                                    Telecopier No. (610) 941-4136
                                    Attention: Colleen Cunniffe
                                               Assistant Vice President
                                    Telephone No. (610) 941-8426
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                 [Signature Page 5 of 8 to Thirteenth Amendment]


                                    NATIONSBANK, N.A.


                                    By:    /s/ Kevin Wagley
                                           -----------------------------
                                    Name:  Kevin Wagley
                                    Title: Vice President

                                    Address for Notices:

                                    Healthcare Finance Group
                                    One NationsBank Plaza
                                    Fifth Floor
                                    Nashville, TN 37239-1697

                                    Telecopier No. (615) 749-4640
                                    Attention: Kevin Wagley
                                               Vice President
                                    Telephone No. (615) 749-3802

                                    THE BANK OF NEW YORK


                                    By:    /s/ Peter H. Abdill
                                           -----------------------------
                                    Name:  Peter H. Abdill
                                    Title: Vice President

                                    Address for Notices:

                                    Northeast Division
                                    One Wall Street
                                    21st Floor
                                    New York, NY 10286

                                    Telecopier No. (212) 635-7978
                                    Attention: Peter Abdill
                                               Vice President
                                    Telephone No. (212) 635-6987

                 [Signature Page 6 of 8 to Thirteenth Amendment]


                                    SUNTRUST BANK, CENTRAL FLORIDA, N.A.


                                    By:    /s/ Janet P. Sammons
                                           ----------------------------
                                    Name:  Janet P. Sammons
                                    Title: Vice President

                                    Address for Notices:

                                    Healthcare Banking Group
                                    0-1101, Tower 10
                                    200 South Orange Avenue
                                    Orlando, FL  32801

                                    Telecopier No. (407) 237-5489
                                    Attention: Jeffrey R. Dickson
                                               First Vice President
                                    Telephone No. (407) 237-4541


                                    BANK ONE, KENTUCKY, NA


                                    By:    /s/ Todd D. Munson
                                           ----------------------------
                                    Name:  Todd D. Munson
                                    Title: Senior Vice President

                                    Address for Notices:

                                    Internal Zip KY1-2216
                                    416 West Jefferson Street
                                    Louisville, KY 40202


                                    Telecopier No. (502) 566-2367
                                    Attention: Todd Munson
                                               Sr. Vice President
                                    Telephone No. (502) 566-2640
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                 [Signature Page 7 of 8 to Thirteenth Amendment]


                                    THE FUJI BANK, LIMITED
                                    NEW YORK BRANCH


                                    By:    /s/ Stephen Chin
                                           ----------------------------
                                    Name:  Stephen Chin
                                    Title: Vice President

                                    Address for Notices:

                                    Two World Trade Center
                                    New York, New York  10048

                                    Telecopier No. (212) 898-2907
                                    Attention: Robert O'Brien
                                               Assistant Vice President
                                    Telephone No. (212) 898-2442


                                    CRESTAR BANK


                                    By:    /s/ Leesa McShane
                                           ----------------------------
                                    Name:  Leesa McShane
                                    Title: Vice President

                                    Address for Notices:

                                    120 East Baltimore Street
                                    25th Floor
                                    Baltimore, MD 21203-7307


                                    Telecopier No. (410) 986-1670
                                    Attention: Leesa McShane
                                               Vice President
                                    Telephone No. (410) 986-1672
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                 [Signature Page 8 of 8 to Thirteenth Amendment]


                                    BANK OF TOKYO - MITSUBISHI TRUST COMPANY


                                    By:    /s/ Douglas J. Weir
                                           ----------------------------
                                    Name:  Douglas J. Weir
                                    Title: Vice President

                                    Address for Notices:

                                    US Corp. Banking Division
                                    1251 Avenue of the Americas
                                    New York, New York  10020-1104

                                    Telecopier No. (212) 782-4935
                                    Attention: Ned Komar
                                               Vice President
                                    Telephone No. (212) 782-4584


                                    AMSOUTH BANK


                                    By:    /s/ J. Ken DiFatta
                                           ----------------------------
                                    Name:  J. Ken DiFatta
                                    Title: Commercial Banking Officer

                                    Address for Notices:

                                    1900 5th Avenue North
                                    Birmingham, AL 35203


                                    Telecopier No. (205) 326-4790
                                    Attention: Ken DiFatta
                                               Commercial Banking Officer
                                    Telephone No. (205) 801-0358

STATE OF GEORGIA

COUNTY OF FULTON


         On the 3rd day of November, 1997 personally appeared
Janet P. Sammons, as the Vice President of SunTrust Bank, Central
Florida, National Association, and before me executed the attached Thirteenth Amendment and Consent dated as of November 17, 1997 to the Credit Agreement between NovaCare, Inc., with SunTrust Bank, Central Florida, National Association, as Lender.

         IN WITNESS WHEREOF, I have hereunto set my hand and official seal, in the state and county aforesaid.


                               /s/ Tonya Adams
                               ----------------------------------------
                               Signature of Notary Public, State of Georgia

                               Tonya Adams
                               (Print, Type or Stamp Commissioned Name of Notary Public) Personally known X; OR Produced Identification Type of identification produced:
                               _________________________________________________
                               _________________________________________________